SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event reported):
                                 August 18, 1997
                                 ---------------


                          HARBOR BANKSHARES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)



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       Maryland                     0-20990                      52-1786341
(State of Incorporation)   (Commission File Number)   (IRS Employer Identification No.)

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                             25 West Fayette Street
                            Baltimore, Maryland 21201
                            -------------------------
               (Address of principal executive offices) (Zip Code)



                                 (410) 528-1800
                                 --------------
                         (Registrant's telephone number)


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Item 4.  Changes in Registrant's Certifying Accountant.

         Harbor Bankshares Corporation (the "Company") has engaged the firm of Coopers & Lybrand L.L.P. as its new independent accountants. The decision to hire new independent accountants was recommended by the Audit Committee of the Board of Directors of the Company on July 16, 1997 and approved by the Company's Board of Directors on August 13, 1997. Previously, Ernst & Young LLP served as the independent accountants for the Company. Coopers & Lybrand L.L.P. will complete the audit for the fiscal year ended December 31, 1997.

         In connection with the audits of the two fiscal years ended December 31, 1995 and 1996 and the subsequent interim period through August 13, 1997, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement and disclosure, or audit scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         In accordance with Item 304(a)(1)(v) of Regulation S-K, during the two most recent fiscal years and the subsequent interim period, the Company has not been advised by Ernst & Young LLP of any of the reportable events listed in Item 304(a)(1)(v)(A) through (D) and during such period the Company has not consulted with Ernst & Young LLP regarding any matter referenced under Item 304(a)(2) of Regulation S-K.

         The audit reports of Ernst & Young LLP on the consolidated financial statements of the Company of and for the fiscal years ended December 31, 1995 and 1996, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         The Company has requested that Ernst & Young LLP furnish it with a letter, addressed to the Securities and Exchange Commission (the "Commission"), stating whether it agrees with the statements made by the Company in response to this Item 4 and, if not, stating the respects in which it does not agree. A copy of Ernst & Young LLP's letter to the Commission is attached as Exhibit 16 to this Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              16. Letter from Ernst & Young LLP dated August 18, 1997.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 18, 1997                             HARBOR BANKSHARES CORPORATION



                                                   By: /s/ Teodoro J. Hernandez
                                                   ----------------------------
                                                        Teodoro J. Hernandez
                                                        Treasurer



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